Security Equity Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement Dated September 9, 2013

to the Statutory Prospectus and Statement of Additional Information Dated January 28,

2013, as supplemented from time to time

This supplement provides additional information beyond that contained in the currently effective Statutory Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”) for Alpha Opportunity Fund (the “Fund”).

At a meeting held on August 22, 2013, the Board of Directors of Security Equity Fund approved certain changes to the Fund’s investment program as a result of Mainstream Investment Advisers, LLC’s pending resignation as investment sub-advisor to the Fund. As such, the Fund’s current investment manager, Security Investors, LLC, will assume investment management responsibility for the Fund’s Domestic Long/Short Sub-Portfolio.

As already noted in the supplement, dated January 28, 2013, to the Fund’s Prospectus, until further notice, the Fund is not accepting subscriptions for shares from either new or existing shareholders (except subscriptions through automatic dividend reinvestments in the Fund). For more information, please see the January 28, 2013 supplement to the Fund’s Prospectus.

The changes to the Fund referenced above will become effective on September 30, 2013. As a result, effective September 30, 2013, the Prospectus and SAI will be revised substantially as follows:

The first paragraph of the section titled “Principal Investment Strategies” on page 2 of the Prospectus will be replaced to read as follows in order to reflect the changes in the management of the Fund’s Domestic Long/Short Sub-Portfolio:

The Fund pursues its objective by investing, under normal market conditions, approximately (1) 37.5% of its total assets according to a long/short strategy with an emphasis on securities of domestic issuers (the “Domestic Long/Short Sub-Portfolio”), (2) 37.5% of its total assets according to a long/short strategy with an emphasis on securities of non-U.S. issuers (the “Global Long/Short Sub-Portfolio”), and (3) 25% of its total assets in a portfolio of equity securities, equity derivatives and fixed income securities (the “Indexed Sub-Portfolio”) that is intended to closely track the performance of the S&P 500 Composite Stock Price Index (the “S&P 500 Index”), which consists of common stocks representing approximately two-thirds of the total market value of all U.S. common stocks.

The section titled “Strategies of the Domestic Long/Short Sub-Portfolio” beginning on page 2 of the Prospectus will be replaced to read as follows in order to reflect the changes to the principal investment strategies of the Fund’s Domestic Long/Short Sub-Portfolio:

The Fund seeks to respond to the dynamically changing economy by moving its investments among different industries and styles. The Investment Manager allocates investments to industries and styles according to several measures of momentum. Companies associated with industries and/or styles demonstrating positive momentum are favored while those experiencing negative momentum are disfavored. The Fund may hold both long and short positions. Equity positions are determined based on their associated industry and style momentum, risk characteristics, and liquidity. The Fund invests in domestic equity securities, including small-, mid-, and large-capitalization securities, such as U.S. traded common stocks and ADRs, but also may invest in derivative instruments which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices giving exposure to the U.S. markets.

Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities of companies included in the different sectors or industries to which the Fund is seeking exposure. The Fund may invest in derivatives to hedge or gain leveraged exposure to a particular sector, industry or company depending on market conditions. Certain of the Fund’s’ derivative investments may be traded in the over the-counter (“OTC”) market, which generally provides for less transparency than exchange-traded derivative instruments. The Fund also may enter into short sales of broad-based stock indices for hedging purposes in an effort to reduce the Fund’s risk or volatility.

While the Fund anticipates investing in these instruments to seek to achieve its investment objective, the extent of the Fund’s’ investment in these instruments may vary from day-to-day depending on a number of different factors, including price, availability, and general market conditions. On a day-to-day basis, the Fund may hold U.S. government securities, short-term, high quality (rated AA or higher) fixed income securities, money market instruments, overnight and fixed-term repurchase agreements, cash and other cash equivalents with maturities of one year or less to collateralize its derivative positions or for defensive purposes to seek to avoid losses during adverse market conditions.

The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct significant trading activity at or just prior to the close of the U.S. financial markets. The Sub-Portfolio may focus its investments in a limited number of issuers, even though the Fund as a whole operates as a diversified fund.

The following disclosure will be added to the section titled “Principal Risks” beginning on page 4 of the Prospectus:

Non-Diversification Risk of the Domestic Long/Short Sub-Portfolio – Although the Fund is diversified, the Domestic Long/Short Sub-Portfolio invests a large portion of its allocated assets in a small number of issuers. As a result, the Domestic Long/Short Sub-Portfolio is more susceptible to risks associated with those issuers than a more diversified portfolio, and its performance may be more volatile.

The paragraph contained in the section titled “Management of the Fund” on page 6 of the Prospectus will be deleted in its entirety and replaced with the following:

Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), serves as the investment manager of the Fund. Michael P. Byrum, Michael J. Dellapa, and Ryan A. Harder are primarily responsible for the day-to-day management of the Fund, and each holds the title of “Portfolio Manager” with the Investment Manager. They have co-managed the Fund’s Indexed Sub-Portfolio since May 2010, the Fund’s Global Long/Short Sub-Portfolio since January 2012 and the Domestic Long/Short Sub-Portfolio since September 2013.

The following disclosure will be added to the section titled “Descriptions of Principal Risks” beginning on page 8 of the Prospectus:

Non-Diversification Risk of the Domestic Long/Short Sub-Portfolio – The Domestic Long/Short Sub-Portfolio of the Fund invests a significant percentage of its assets in a limited number of issuers. As a result, the Domestic Long/Short Sub-Portfolio is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. Therefore, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund.

The first sentence of Michael P. Byrum’s biography in the subsection titled “Portfolio Managers” of the section titled “Investment Manager” on page 12 of the Prospectus will be deleted in its entirety and replaced with the following:

Michael P. Byrum, Portfolio Manager of the Investment Manager, has co-managed the Indexed Sub-Portfolio, the Global Long/Short Sub-Portfolio and the Domestic Long/Short Sub-Portfolio of the Alpha Opportunity Fund since May 2010, January 2012 and September 2013, respectively.

The first sentence of Michael J. Dellapa’s biography in the subsection titled “Portfolio Managers” of the section titled “Investment Manager” on page 12 of the Prospectus will be deleted in its entirety and replaced with the following:

Michael J. Dellapa, Portfolio Manager of the Investment Manager, has co-managed the Indexed Sub-Portfolio, the Global Long/Short Sub-Portfolio and the Domestic Long/Short Sub-Portfolio of the Alpha Opportunity Fund since May 2010, January 2012 and September 2013, respectively.

The first sentence of Ryan A. Harder’s biography in the subsection titled “Portfolio Managers” of the section titled “Investment Manager” on page 12 of the Prospectus will be deleted in its entirety and replaced with the following:

Ryan A. Harder, Portfolio Manager of the Investment Manager, has co-managed the Indexed Sub-Portfolio, the Global Long/Short Sub-Portfolio and the Domestic Long/Short Sub-Portfolio of the Alpha Opportunity Fund since May 2010, January 2012 and September 2013, respectively.

The third paragraph of the section titled “Sub-Advisors” on page 13 of the Prospectus will be deleted in its entirety.

The subsection titled “Portfolio Managers” of the section titled “Sub-Advisors” on page 13 of the Prospectus will be deleted in its entirety.

The first two paragraphs of the section titled “Sub-Adviser” beginning on page 52 of the SAI will be deleted in its entirety and replaced with the following:

Prior to September 30, 2013, Mainstream Investment Advisers, LLC (“Mainstream”) acted as sub-adviser to Alpha Opportunity Fund. Pursuant to an investment sub-advisory agreement, Mainstream furnished investment advisory services, supervised and arranged for the purchase and sale of securities on behalf of a portion of the assets of Alpha Opportunity Fund and provided for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund’s Board of Directors and the Investment Manager. For such services, the Investment Manager paid Mainstream an annual fee equal to 1.45% of that portion of Alpha Opportunity Fund’s average daily net assets managed by Mainstream. Effective September 30, 2013, Mainstream resigned as sub-adviser to Alpha Opportunity Fund and the Investment Manager assumed all advisory obligations and responsibilities.

All references to Charles F. Craig and William H. Jenkins under the subsection titled “Other Accounts Managed by Portfolio Managers” in the section titled “Portfolio Managers” beginning on page 53 of the SAI will be deleted in their entirety.

The subsection titled “Mainstream Investment Advisers, LLC” in the section titled “Portfolio Managers” beginning on page 55 of the SAI will be deleted in its entirety.

The eighth paragraph of the section titled “Proxy Voting” on page 57 of the SAI will be deleted in its entirety.

Please Retain This Supplement for Future Reference

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